UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 1, 2026

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on October 20, 2025, National Fuel Gas Company (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with CenterPoint Energy Resources Corp. (the “Seller”), pursuant to which, among other things, the Company agreed to acquire from the Seller all of the issued and outstanding equity interests of Vectren Energy Delivery of Ohio, LLC (“CenterPoint Ohio”), the Seller’s Ohio natural gas local distribution company business, for an aggregate purchase price of $2.62 billion (the “Purchase Price”), subject to customary adjustments as provided in the Purchase Agreement (the “Transaction”).

On October 1, 2026, upon the terms set forth in the Purchase Agreement, the Transaction was completed (the “Closing”). As a result of the Closing, CenterPoint Ohio became a wholly owned subsidiary of the Company. The Purchase Price was paid through a combination of $1.42 billion in cash and a $1.20 billion promissory note issued by the Company to the Seller pursuant to the Seller Note Agreement (as defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, a portion of the Purchase Price was financed at Closing by the issuance of a $1.20 billion promissory note to the Seller pursuant to a Seller Note Agreement, dated as of October 1, 2026 (the “Seller Note Agreement”), between the Company, as borrower, and the Seller, as lender. The Seller Note Agreement establishes an unsecured term loan credit facility (the “Seller Note Facility”) that matures on September 30, 2027.

The borrowings under the Seller Note Facility bear interest at a rate of 6.5% per annum. The Seller Note Agreement contains customary representations and affirmative, negative and financial covenants, including, among others, covenants that place conditions upon the Company’s ability to merge or consolidate with other companies, sell all or any material part of its business or property, and incur liens, consistent with the Company’s existing revolving loan agreement. The Seller Note Agreement includes a covenant that the Company will not permit its debt to capitalization ratio to exceed 0.65 at the last day of any fiscal quarter (or such other ratio then applicable in the Company’s primary credit facility). The Seller Note Agreement also includes covenants restricting certain actions with respect to CenterPoint Ohio. The Seller Note Agreement contains certain specified events of default, and should an event of default occur, the lender is entitled to exercise certain remedies, including acceleration of the loan and related obligations.

The Seller Note Agreement contains a covenant defeasance provision that permits the Company to relieve itself from its obligations to comply with covenants under the Seller Note Agreement upon deposit of an amount with a paying agent sufficient to pay the principal of and interest due on the loan on each applicable interest payment date and the maturity date and delivery of specified officer’s certificates to the Seller.

The foregoing description of the Seller Note Agreement does not purport to be complete and is qualified in its entirety by reference to the Seller Note Agreement, a copy of which has been filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on October 1, 2026, upon the terms set forth in the Purchase Agreement, the Transaction was completed. As a result of the Closing, CenterPoint Ohio became a wholly owned subsidiary of the Company. The Purchase Price was paid through a combination of $1.42 billion in cash and a $1.20 billion promissory note issued by the Company to the Seller pursuant to the Seller Note Agreement. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 21, 2025 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2026, the Company issued a press release regarding the completion of the Transaction. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

Neither the furnishing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The Company previously provided the audited financial statements of CenterPoint Ohio as of and for the year ended December 31, 2025 and the related notes thereto required by Item 9.01(a) of Form 8-K as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 26, 2026.

The following unaudited financial statements of CenterPoint Ohio as of and for the six months ended June 30, 2026 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein:

•	Unaudited Balance Sheet as of June 30, 2026;

•	Unaudited Statement of Income for the Six Months Ended June 30, 2026;

•	Unaudited Statement of Cash Flows for the Six Months Ended June 30, 2026;

•	Unaudited Statement of Changes in Member’s Equity for the Six Months Ended June 30, 2026; and

•	Notes to the Financial Statements.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of the Company and its subsidiaries and CenterPoint Ohio to give effect to the Transaction, other events contemplated by the Purchase Agreement and other related financing events contemplated by the Company or that have already occurred but are not yet reflected in the historical financial information of the Company, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended June 30, 2026 and the year ended September 30, 2025; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of October 20, 2025, by and between National Fuel Gas Company and CenterPoint Energy Resources Corp. (incorporated by reference to Exhibit 10.1, Form 8-K dated October 21, 2025)

10.1	Seller Note Agreement, dated as of October 1, 2026, by and between National Fuel Gas Company and CenterPoint Energy Resources Corp.

99.1	Press Release, dated as of October 1, 2026, issued by National Fuel Gas Company

99.2	Vectren Energy Delivery of Ohio, LLC Unaudited Financial Statements as of and for the six months ended June 30, 2026, and accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and accompanying notes thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2026

NATIONAL FUEL GAS COMPANY

By: /s/ Lee E. Hartz
Name: Lee E. Hartz
Title: General Counsel and Secretary

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